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                                                                      Exhibit 23

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 33-38488, 33-78868, 33-89214 and 33-65443.

                                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio
  December 26, 1996